EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FEDDERS NORTH AMERICA, INC., et al.	Case No.: 07-11176
Reporting Period: March 2008
MONTHLY OPERATING REPORT
file with the court and submit a copy to United States Trustee within 45 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post petition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Robert Laurent	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES TO MONTHLY OPERATING REPORTS
Presentation
     The Debtors’ monthly operating reports have not been audited, are subject to change and have been prepared as required by the Office of the United States Trustee. The monthly operating reports have not been prepared to provide financial information specifically relating to any outstanding securities of the Debtors, or any of their respective affiliates. The results of operations reflected in these reports do not, and are not intended to provide a complete report regarding the results of operations of Fedders Corporation and subsidiaries on a consolidated basis for the period reported.
Intercompany Transactions
     Intercompany transactions as presented in these reports are subject to possible timing differences resulting from the timing of balance sheet recognition by each entity.
     The Monthly Operating Reports generally reflect the results of operations and financial position of the Debtors and ongoing arrangements between Fedders Corporation and one or more of the Debtors, or between the Debtors, in the same manner as such arrangements were reported historically. The treatment of these arrangements may be subject to challenge in the bankruptcy case. Such arrangements, and the manner in which they are treated or required to be reported in the bankruptcy case, could have a material impact on the respective assets, liabilities and results of operations of Fedders Corporation and/or one or more of the Debtors and any financial presentation thereof.
Income Taxes
     The Debtors account for income taxes on a consolidated basis for purposes of consolidated reporting and do not account for income taxes by legal entity. Accordingly, the provision for income taxes and the income tax asset or liability in the accompanying statement of operations and balance sheet, respectively, do not necessarily reflect the entity’s current income tax position for the period being presented.
Pre-Petition Liabilities
     As a result of certain First Day Orders entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition liabilities. The liabilities, which primarily included wages, salaries and other compensation and certain fiduciary taxes, are no longer subject to compromise. Pre-petition liabilities, as presented on the Balance Sheet (MOR-3), exclude these liabilities.

Reporting Entities
     This Monthly Operating Report reflects the following:
1.	Fedders Holding Company and Fedders Investment Corporation are inactive entities;

2.	Operating results for Island Metal Fabricating Inc. are included with the operating results for Fedders Islandaire, Inc.;

3.	Operating results for Trion, Inc. include Envirco Corporation and Herrmidifier Company, Inc.; and

4.	“Total Company” results include both Debtor and Non-Debtor entities.

CONTENTS
I.	Statement of Operations

II.	Balance Sheet

III.	Schedule of Cash Receipts and Disbursements

IV.	Disbursement Summary by Legal Entity

V.	Schedule of Aged Accounts Receivable

VI.	Schedule of Aged Accounts Payable

VII.	Schedule of Advisory Fees Paid

VIII.	Book Balance Detail for Cash Accounts

IX.	Debtor Questionnaire

X.	Attestations Regarding Monthly Operating Report

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 03/31/2008
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Gross Sales	$—	$—	$(239)	$—	$—	$—	$—	$—	$32
Sales-Intercompany	—	—	—	—	—	—	—	—	—
Sales Deductions	—	—	(129)	—	—	—	—	—	(2)
Net Sales	$—	$—	$(368)	$—	$—	$—	$—	$—	$30

Standard Cost of Sales	—	—	(200)	—	—	—	—	—	4

Gross Profit	—	—	(273)	—	(7)	—	—	—	4

% of Net Sales	0.0%	0.0%	74.2%	0.0%	0.0%	0.0%	0.0%	0.0%	13.3%

Operating Expenses:
Administrative	4	—	122	—	—	—	455	—	1
Advertising	—	—	—	—	—	—	—	—	—
Selling	—	—	57	—	—	—	—	—	9
Shipping & Warehousing	—	—	141	—	6	—	—	—	—
Research & development	—	—	187	—	—	—	—	—	—
Amortization Expense	—	—	—	—	—	—	—	—	—
Goodwill Impairment	—	—	—	—	—	—	—	—	—

Total Operating Expenses	4	—	507	—	6	—	455	—	10

Advisory costs	—	—	—	—	—	—	1,683	—	—
Restructuring Expense	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(4)	—	(780)	—	(13)	—	(2,138)	—	(6)

Corporate Overhead	—	—	—	—	—	—	—	—	—
Net Use Assets Charge	—	—	—	—	—	—	—	—	—
Unconsolidated JV income(loss)		—	—	—	—	—		—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—
Net Interest Expense	138	—	—	—	—	—	975	—	—
Gain/(loss) on sale of business	(2,624)	—	1,324	—	—	—	—	—	—
Other Expense(inc)	—	(9)	—	—	—	—	(4)	—	26
Management Fees(inc)	—	—	—	—	—	—		—	—

Income before income taxes	2,482	9	(2,104)	—	(13)	—	(3,109)	—	(32)

Income Taxes	—	—	—	—	—	—	—	—	—

Net income(loss)	$2,482	$9	$(2,104)	$—	$(13)	$—	$(3,109)	$—	$(32)

EBITDA	$29	$—	$(776)	$—	$(10)	$—	$(448)	$—	$(6)

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 03/31/2008
($000’s)

		Fedders
	Fedders International,	Investment	Fedders Islandaire,	Fedders Outlet,	Herrmidifier	Island Metal	Rotorex Company
	Inc.	Corporation	Inc.	Inc.	Company	Fabricating, Inc.	Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
Gross Sales	$—	$—	$—	$—	$—	$—	$—	$1,783	$1,576	$2,287
Sales-Intercompany	—	—	—	—	—	—	—	—	—	1
Sales Deductions	—	—	—	—	—	—	—	(3)	(134)	(194)
Net Sales	$—	$—	$—	$—	$—	$—	$—	$1,780	$1,442	$2,094

Standard Cost of Sales	—	—	—	—	—	—	—	560	364	662

Gross Profit	—	—	—	—	—	—	—	480	204	254

% of Net Sales	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	27.0%	14.1%	12.1%

Operating Expenses:
Administrative	26	—	—	—	—	—	66	78	752	2,294
Advertising	—	—	—	—	—	—	—	3	3	5
Selling	—	—	—	—	—	—	—	150	216	382
Shipping & Warehousing	—	—	—	—	—	—	—	5	152	171
Research & development	—	—	—	—	—	—	—	55	242	243
Amortization Expense	—	—	—	—	—	—	—	7	7	13
Goodwill Impairment	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	26	—	—	—	—	—	66	298	1,372	3,108

Advisory costs	—	—	—	—	—	—	—	—	1,683	1,683
Restructuring Expense	—	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(26)	—	—	—	—	—	(66)	182	(2,851)	(4,537)

Corporate Overhead	—	—	—	—	—	—	—	—	—	—
Net Use Assets Charge	—	—	—	—	—	—	—	—	—	—
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—	—
Partner’s JV Interest		—	—	—	—	—	—	—	—	—
Net Interest Expense	—	—	—	—	—	—	—	—	1,113	1,218
Gain/(loss) on sale of business	—	—	—	—	—	—	—	—	(1,300)	(1,300)
Other Expense(inc)	(9)	—	—	—	—	—	—	(9)	(5)	3,272
Management Fees(inc)	—	—	—	—	—	—	—		—	—

Income before income taxes	(17)	—	—	—	—	—	(66)	191	(2,659)	(7,727)

Income Taxes	—	—	—	—	—	—	—	—		1,997

Net income(loss)	$(17)	$—	$—	$—	$—	$—	$(66)	$191	$(2,659)	$(5,730)

EBITDA	$(26)	$—	$—	$—	$—	$—	$(36)	$222	$(1,051)	$(2,645)

Fedders North America, Inc. et al.
II. Balance Sheet as of 03/31/2008
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
ASSETS:
Cash	$1	$—	$35	$—	$(21)	$1	$7,984	$—	$295
Marketable Securities	—	—	—	—	—	—	—	—	—
Gross Receivables	—	—	5,037	—	6	—	235	—	307
Less:Allowance	—	—	(401)	—	(12)	—	—	—	(250)

Net Accounts Receivable	—	—	4,636	—	(6)	—	235	—	57

Inventories:
Finished goods	66	—	858	—	(1)	—	—	—	—
Work in progress	—	—	—	—	—	—	—	—	—
Raw Materials	99	—	—	—	—	—	—	—	—
Service Parts	—	—	614	—	—	—	—	—	—
Supplies	—	—	—	—	—	—	—	—	—
Freight & Duty	—	—	—	—	—	—	—	—	—
In-Transit Inventory	—	—	—	—	—	—	—	—	—

Gross Inventory	165	—	1,472	—	(1)	—	—	—	—
Less inventory reserves	(171)	—	(835)	—	—	—	—	—	—

Net Inventory	(6)	—	637	—	(1)	—	—	—	—
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	850	—	211	—	(15)	300	3,635	—	31

Total Current Asset	845	—	5,519	—	(43)	301	11,854	—	383

Investment in Subsidiaries [1]	7,213	—	7,867	—	—	—	26,878	—	—

Property,Plant & Equipment
Land	80	—	—	—	—	—	—	—	—
Land Improvement	287	—	—	—	45	—	—	—	—
Buildings	7,808	—	—	—	1,008	—	—	—	—
Leasehold improvement	—	—	47	—	—	—	1,262	—	—
Machinery & Equipment	5,570	—	275	—	347	—	884	—	7
Furniture & Fixture	44	—	464	—	132	—	1,228	—	87
Auto & Trucks	16	—	—	—	—	—	—	—	—
Jigs & Dies	6,330	—	—	—	5	—	—	—	—
Construction in Progress	—	—	—	—	—	—	—	—	—

Gross P.P.& E.	20,135	—	786	—	1,537	—	3,374	—	94
Accumulated Depreciation	(17,001)	—	(723)	—	(867)	—	(3,369)	—	(95)

Net P.P.& E.	3,134	—	63	—	670	—	5	—	(1)

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—
Other Intangibles	8	—	—	—	—	—	—	—	—
Other Assets	3,331	—	4	—	2	2	13,921	—	2

Total Assets	$14,531	$—	$13,453	$—	$629	$303	$52,658	$—	$384

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 03/31/2008
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
LIABILITIES & EQUITY:
Short Term Notes	$—	$—	$—	$—	$—	$—	$1,252	$—	$—
Current Portion of L/T debt	95	—	—	—	89	—	—	—	—
Accounts Payable	221	—	184	—	13	—	2,645	—	30
Accrued Expenses:	—	—	—	—	—	—	—	—	—
Salaries & Wages	95	—	102	—	7	—	2,134	—	2
Payroll Taxes	—	—	1	—	(1)	—	—	—	—
Total Accrued Expenses	73	—	612	—	32	—	7,134	—	24
Other Current Liabilities	2	1	3	—	—	3	2	—	2

Total Current Liab-Post Petition	486	1	902	—	140	3	13,167	—	58

Intercompany Accounts	(3,446)	(12)	(10,216)	—	(2,184)	(13,046)	38,520	—	(457)
Long Term Debt	—	—	—	—	—	—	—	—	—

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—

Pre-Petition Intercompany Acccounts	(406,939)	5,613	60,245	—	30,081	7,353	262,493	—	(18,727)
Liabilities Subject to Compromise	160,779	86	11,587	—	325	2,674	62,242	—	3,755

Total Liabilities	(249,120)	5,688	62,518	—	28,362	(3,016)	376,422	—	(15,371)

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	411	—	—
Common Stock	5	—	—	—	1	—	3,188	—	—
Class A Stock	—	—	—	—	—	—	4,346	—	—
Class B Stock	—	—	—	—	—	—	739	—	—
Warrants-Common Stock	—	—	—	—	—	—	1,000	—	—
Paid in Capital	47,018	—	(4,842)	—	999	7,814	(34,461)	—	4,842
Retained Earning-prior	214,170	(5,698)	(40,042)	—	(29,283)	(7,736)	(254,087)	—	10,800
Current Month Net Income(Loss)	2,458	10	(4,275)	—	550	3,241	(7,868)	—	96
Dividends Declared	—	—	—	—	—	—	—	—	—
Treasury Stock Sold	—	—	—	—	—	—	(11,412)	—	—
Deferred Compensation	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	(25,620)	—	—
Currency Translation Adjustment	—	—	94	—	—	—	—	—	17

Total Stockholder’s equity	263,651	(5,688)	(49,065)	—	(27,733)	3,319	(323,764)	—	15,755

Total liabilities & equity	$14,531	$—	$13,453	$—	$629	$303	$52,658	$—	$384

Fedders North America, Inc. et al.
II. Balance Sheet as of 03/31/2008
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
ASSETS:
Cash	$17	$—	$2	$—	$—	$—	$—	$35	$8,349	$10,622
Marketable Securities	—	—	—	—	—	—	—	—	—	—
Gross Receivables	444	—	—	—	—	—	—	3,228	9,257	18,575
Less:Allowance	(9)	—	—	—	—	—	—	(43)	(715)	(5,592)

Net Accounts Receivable	435	—	—	—	—	—	—	3,185	8,542	12,983

Inventories:
Finished goods	42	—	—	—	—	—	—	1,962	2,927	6,892
Work in progress	—	—	—	—	—	—	—	777	777	1,686
Raw Materials	72	—	—	—	—	—	—	2,075	2,246	15,012
Service Parts	5	—	—	—	—	—	—	—	619	823
Supplies	—	—	—	—	—	—	—	—	—	270
Freight & Duty	—	—	—	—	—	—	—	—	—	1
In-Transit Inventory	—	—	—	—	—	—	—	861	861	1,140

Gross Inventory	119	—	—	—	—	—	—	5,675	7,430	25,824
Less inventory reserves	(151)	—	—	—	—	—	—	(834)	(1,991)	(15,330)

Net Inventory	(32)	—	—	—	—	—	—	4,841	5,439	10,494
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	2,417
Asset held for sale	—	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	860	—	—	—	—	—	51	225	6,148	8,633

Total Current Asset	1,280	—	2	—	—	—	51	8,286	28,478	45,149

Investment in Subsidiaries [1]	21,144	—	—	—	—	—	—	100	63,202	1

Property,Plant & Equipment
Land	—	—	—	—	—	—	468	476	1,024	1,024
Land Improvement	—	—	—	—	—	—	903	23	1,258	1,258
Buildings	—	—	—	—	—	—	10,770	5,808	25,394	27,723
Leasehold improvement	—	—	—	—	—	—	—	425	1,734	5,351
Machinery & Equipment	4	—	—	—	—	—	4,112	5,475	16,674	38,022
Furniture & Fixture	41	—	—	—	—	—	889	3,717	6,602	7,772
Auto & Trucks	—	—	—	—	—	—	—	—	16	1,104
Jigs & Dies	—	—	—	—	—	—	321	4,281	10,937	13,985
Construction in Progress	—	—	—	—	—	—	—	—	—	15

Gross P.P.& E.	45	—	—	—	—	—	17,463	20,205	63,639	96,254
Accumulated Depreciation	(44)	—	—	—	—	—	(12,623)	(15,500)	(50,222)	(74,491)

Net P.P.& E.	1	—	—	—	—	—	4,840	4,705	13,417	21,763

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	18,419	18,419	18,419
Other Intangibles	—	—	—	—	—	—	—	142	150	150
Other Assets	283	—	1	—	—	—	1	6	17,553	22,798

Total Assets	$22,708	$—	$3	$—	$—	$—	$4,892	$31,658	$141,219	$108,280

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 3/31/2008
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$—	$—	$1,252	$8,464
Current Portion of L/T debt	—	—	—	—	—	—	—	—	184	303
Accounts Payable	2	—	—	—	—	—	13	688	3,796	41,009
Accrued Expenses:	—	—	—	—	—	—	—	—	—	—
Salaries & Wages	341	—	—	—	—	—	—	126	2,807	3,897
Payroll Taxes	10	—	—	—	—	—	—	—	10	77
Total Accrued Expenses	5	—	—	—	—	—	17	—	7,897	14,345
Other Current Liabilities	1	—	—	—	—	—	1	5	20	300

Total Current Liab-Post Petition	359	—	—	—	—	—	31	819	15,966	68,395

Intercompany Accounts	143	—	(1,158)	—	—	—	352	15,024	23,520	86
Long Term Debt	—	—	—	—	—	—	—	—	—	1,089

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	(419)
Other L/T Liabilities	—	—	—	—	—	—	—	—	—	(32)

Pre-Petition Intercompany Acccounts	58,233	—	5,073	—	—	—	2,759	22,110	28,294	91
Liabilities Subject to Compromise	1,250	—	5,134	—	—	—	—	1,940	249,772	249,772

Total Liabilities	59,985	—	9,049	—	—	—	3,142	39,893	317,552	318,982

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	—	—	411	21
Common Stock	—	—	5	—	—	—	—	1,499	4,698	975
Class A Stock	—	—	—	—	—	—	—	—	4,346	—
Class B Stock	—	—	—	—	—	—	—	—	739	25
Warrants-Common Stock	—	—	—	—	—	—	—	—	1,000	1,000
Paid in Capital	3,410	—	—	—	—	—	62,350	(1,879)	85,251	109,177
Retained Earning-prior	(40,665)	—	6,035	—	—	—	(60,382)	(8,993)	(215,881)	(264,576)
Current Month Net Income(Loss)	(7)	—	(15,086)	—	—	—	(218)	781	(20,318)	(25,079)
Dividends Declared	—	—	—	—	—	—	—	247	247	—
Treasury Stock Sold	—	—	—	—	—	—	—	—	(11,412)	(11,412)
Deferred Compensation	—	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	—	—	(25,620)	(24,276)
Currency Translation Adjustment	(15)	—	—	—	—	—	—	110	206	3,443

Total Stockholder’s equity	(37,277)	—	(9,046)	—	—	—	1,750	(8,235)	(176,333)	(210,702)

Total liabilities & equity	$22,708	$—	$3	$—	$—	$—	$4,892	$31,658	$141,219	$108,280

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 03/31/2008
($ in 000’s)

			Emerson Quiet
	Fedders North	Columbia	Kool	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Specialties Inc.	Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders, Inc. [1]
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Receipts and Disbursements

Collections	$—	$—	$438	$—	$—	$—	$11,378	$—	$—

Operating Disbursements

Employee Costs	24	—	272	4	0	—	535	—	10
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	—	—
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	—
China Transfers-Qingpu (Intercompany)	163	—	—	—	—	—	—	—	—
Material Costs	0	—	2	—	1	—	—	—	—
Freight/Duty	6	—	14	4	6	—	2	—	0
Utilities	126	—	—	1	2	—	3	—	—
Machinery & Equip	1	—	0	—	1	—	1	—	—
Facility Costs	53	—	—	—	7	—	56	—	—
IT/Telecom	6	—	0	1	—	—	83	—	0
Insurance	15	—	10	—	—	—	191	—	—
Taxes	—	—	—	—	—	—	1	—	—
Other	68	—	12	1	1	—	49	—	—

	460	—	311	11	18	—	920	—	10

Operating Cash Flow	(460)	—	127	(11)	(18)	—	10,458	—	(10)

Non-Operating Disbursements

Interest/ Fees	—	—	—	—	—	—	3	—	—
Restructuring Fees	—	—	—	—	—	—	1,373	—	34
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	1,377	—	34

Net Cash Generated (Used)	$(460)	$—	$127	$(11)	$(18)	$—	$9,081	$—	$(45)

[1]	Collection for fedders Inc. are captured in Emerson Quiet Kool corporation.

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 03/31/2008
($ in 000’s)

		Fedders
	Fedders	Investment	Fedders	Fedders	Herrmidifier	Island Metal	Rotorex
	International, Inc.	Corporation	Islandaire, Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors
Receipts and Disbursements

Collections	$—	$—	$—	$—	$—	$—	$—	$2,036	$13,852

Operating Disbursements

Employee Costs	—	—	—	—	—	—	—	402	1,246
Material Costs	—	—	—	—	—	—	—	—	—
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	525	525
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	163
China Transfers-Qingpu (Intercompany)	—	—	—	—	—	—	—	530	533
Freight/Duty	—	—	—	—	—	—	—	136	167
Utilities	—	—	—	—	—	—	—	40	172
Machinery & Equip	—	—	—	—	—	—	—	17	19
Facility Costs	—	—	—	—	—	—	—	8	123
IT/Telecom	—	—	—	—	—	—	—	3	93
Insurance	—	—	—	—	—	—	—	46	263
Taxes	—	—	—	—	—	—	—	1	2
Other	—	—	—	—	—	—	—	106	237

	—	—	—	—	—	—	—	1,814	3,544

Operating Cash Flow	—	—	—	—	—	—	—	222	10,308

Non-Operating Disbursements

Interest	—	—	—	—	—	—	—	—	3
Restructuring Fees	—	—	—	—	—	—	—	—	1,408
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	1,411

Net Cash Generated (Used)	$—	$—	$—	$—	$—	$—	$—	$222	$8,897

Fedders North America, Inc. et al.
IV. Disbursements by Legal Entity for the Month Ending 03/31/2008
($000’s)

			Cumulative Post-
			Petition
Legal Entity	Case Number	Mar-08	Disbursements
Fedders North America, Inc.	07-11176	$460	$2,403
Columbia Specialties, Inc. [1]	07-11177	—	—
Emerson Quiet Kool Corporation	07-11178	311	4,839
Envirco Corporation [2]	07-11179	11	240
Eubank Coil Company	07-11180	18	599
Fedders Addison Company, Inc.	07-11181	—	9,657
Fedders Corporation	07-11182	2,297	17,428
Fedders Holding Company, Inc. [1]	07-11183	—	—
Fedders, Inc.	07-11184	45	620
Fedders International, Inc. [1]	07-11185	—	—
Fedders Investment Corporation [1]	07-11186	—	—
Fedders Islandaire, Inc.	07-11187	—	12,053
Fedders Outlet, Inc. [1]	07-11188	—	—
Herrmidifier Company, Inc. [2]	07-11189	—	—
Island Metal Fabricating, Inc. [3]	07-11190	—	—
Rotorex Company, Inc.	07-11191	—	—
Trion, Inc.	07-11192	1,814	13,817

Total Debtor Disbursements		$4,955	$61,657

[1]	Inactive Entity with no operating activity

[2]	Included within Trion, Inc.

[3]	Included within Fedders Islandaire, Inc.

Fedders North America, Inc. et al.
V. Accounts Receivable Reconciliation and Aging as of 03/31/2008
($000’s)

		Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$—	$—	$—	$—	$—
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	(364)	(20)	120	5,301	5,037
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	—	—	—	—	—
Fedders Addison Company, Inc.	07-11181	—	—	—	—	—
Fedders Corporation	07-11182	—	—	—	—	—
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	(13)	2	1	317	307
Fedders International, Inc.	07-11185	—	39	—	784	823
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	—	—	—	—	—
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	1,794	1,155	85	77	3,111

Net Accounts Receivable of the Debtors		$1,417	$1,176	$206	$6,479	$9,278

Other Reconciling items [1]						(21)

Gross Accounts Receivable						$9,257

[1]	Includes adjusting journal entries, deposits collected during month, certain accounts with credit balances and A/R balances related to IAQ Residential and IAQ Canada

Fedders North America, Inc. et al.
VI. Summary of Unpaid Post Petition Debts as of 03/31/2008
($000’s)

		Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$73	$1			$74
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	23	31	12	19	85
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	—	—	—	—	—
Fedders Addison Company, Inc.	07-11181	—	—	—	—	—
Fedders Corporation	07-11182	826	510	205	1,105	2,646
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	15	3	6	—	24
Fedders International, Inc.	07-11185	—	—	—	2	2
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	—	—	—	—	—
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	116	215	2	—	333

Total Aging		$1,053	$760	$225	$1,126	$3,164

Other Reconciling Items [1]						633

Total Unpaid Post Petition Debts						$3,797

[1]	Relates to AP checks outstanding, open Purchase Orders, accrued AP and adjusting journal entries

Fedders North America, Inc. et al.
VII. Advisory Fees and Expenses Paid for the Month Ending 03/31/2008
($000’s)

Vendor	3/31/08	Cumulative [1]
Saul Ewing	$549	$1,557
Cole Schotz	—	—
Barrier Advisors [2]	100	604
Alvarez and Marsal [3]	284	1,962
Sitirck And Company	4	106
Chanin Advisors/ Duff & Phelps [4]	192	598
Buck Consulting	14	74
UHY	30	66
Weil, Gotshal & Manges [2]	—	915
Mesirow Financial	100	404
Brown Rudnick	47	305
Lowenstein Sandler	42	110
Greenberg Traurig	12	36
Haynes & Boone	—	249
Logan & Company	—	253
Fasken Martineau Dumoulin	12	54
US Trustee	0	58
Other	22	104

Total Advisory Fees Paid	$1,407	$7,453

[1]	Cumulative advisory fee payments since 8/22/2007

[2]	Paid pursuant to Credit Agreement

[3]	Alvarez and Marsal retained under Section 363 of the Bankruptcy Code

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 03/31/2008
($000’s)

Case #	Legal Entity	Institution	Account #	Description	03/31 Book Balance	Reconciled
07-11176	Fedders North America, Inc.	Bank of America	4426398732	Misc. Deposits	$—	1/5/2008
07-11178	Emerson Quiet Kool Corporation	Wachovia	2000006939267	Credit Card Account	$—	1/5/2008
07-11178	Emerson Quiet Kool Corporation	JPMorgan Chase	000000601224090	AP US$	—	1/5/2008
07-11178	Emerson Quiet Kool Corporation	Bank of America	4426439109	Credit Card	36	1/5/2008

07-11178	Emerson Quiet Kool Corporation				$36

07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	$(21)	1/5/2008
07-11180	Eubank Coil Company			Petty Cash	—	1/5/2008

07-11180	Eubank Coil Company [1]				$(21)

07-11181	Fedders Addison Company, Inc.	Mellon Bank	078-6234		$—	15/2/2008
07-11181	Fedders Addison Company, Inc.	Chase Bank	601880073		—	15/2/2008
07-11181	Fedders Addison Company, Inc.	Wachovia Bank			—	15/2/2008
07-11181	Fedders Addison Company, Inc.	Bank of America	4426398981		—	15/2/2008
07-11181	Fedders Addison Company, Inc.			Petty Cash	1	15/2/2008

07-11181	Fedders Addison Company, Inc. [2]				$1

07-11176	Fedders North America, Inc.	JPMorgan Chase	601224090	Disbursement	—	21/4/2008
07-11176	Fedders North America, Inc.	American Beacon	222103510	Investment	—	21/4/2008
07-11176	Fedders North America, Inc.	Institutional Cash Distributors	752-80027	Investment	—	21/4/2008
07-11176	Fedders North America, Inc.	Reserve Funds	75225813	Investment	—	21/4/2008
07-11176	Fedders North America, Inc.	SRS Institution	4032400017426	Investment	—	21/4/2008
07-11176	Fedders North America, Inc.	Treasury Point	5621330	Investment	—	21/4/2008
07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	—	21/4/2008
07-11180	Eubank Coil Company	Mellon Bank	1045294	Depository - Lockbox Fees	5	21/4/2008
07-11181	Fedders Addison Company, Inc.	JPMorgan Chase	60188073	Disbursement	—	21/4/2008
07-11182	Fedders Corporation	Bank of America	4426398732	Concentration	50	21/4/2008
07-11182	Fedders Corporation	Bank of America	4426398745	Depository - Lockbox	149	21/4/2008
07-11182	Fedders Corporation	Bank of America	4426398981	Payroll	104	21/4/2008
07-11182	Fedders Corporation	Bank of America	4426470061	Utility Escrow Acct	35	21/4/2008
07-11182	Fedders Corporation	Wachovia	2100012379070	Depository	—	21/4/2008
07-11182	Fedders Corporation	JPMorgan Chase	9102676799	Main Controlled Disbursement Acct	9	21/4/2008
07-11182	Fedders Corporation	JPMorgan Chase	601224124	Disbursement	—	21/4/2008
07-11182	Fedders Corporation	Institutional Cash Distributors	752-80099	Investment	7,447	21/4/2008
07-11182	Fedders Corporation	Fidelity	80208846	Investment	—	21/4/2008
07-11182	Fedders Corporation	Merrill Lynch	32503274	Investment	—	21/4/2008
07-11182	Fedders Corporation	Janus	881235094	Investment	—	21/4/2008
07-11182	Fedders Corporation	Standard Life	Feda100037	Investment	—	21/4/2008
07-11182	Fedders Corporation	Wachovia London	4852166	Depository Euro Account	182	21/4/2008
07-11182	Fedders Corporation	Wachovia London	4852026	Depository - US$	4	21/4/2008
07-11182	Fedders Corporation	Wachovia London	4852036	Depository - British Pounds	0	21/4/2008
07-11184	Fedders Inc.	Royal Bank of Canada	7270001777	Depository - US$	1	21/4/2008
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement	—	21/4/2008
07-11192	Trion, Inc.	JPMorgan Chase	601829013	Disbursement	—	21/4/2008
07-11182	Fedders Corporation			Petty Cash	0	21/4/2008

07-11182	Fedders Corporation Total				$7,987

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 03/31/2008
($000’s)

Case #	Legal Entity	Institution	Account #	Description	03/31 Book Balance	Reconciled
07-11184	Fedders, Inc.	Royal Bank of Canada	1664200	Depository Ca$	3	1/5/2008
07-11184	Fedders, Inc.	Royal Bank of Canada	1663400	Depository - Ca$	290	1/5/2008
07-11184	Fedders, Inc.	Royal Bank of Canada	9431	Payroll Ca$	(0)	1/5/2008
07-11184	Fedders, Inc.	Royal Bank of Canada	4033577	Depository - US$	2	1/5/2008
	Fedders, Inc.			Petty Cash	1	1/5/2008

07-11184	Fedders Inc.				$296

07-11185	Fedders International, Inc.	Wachovia London	4854036	Depository - British Pounds		30/4/2008
07-11185	Fedders International, Inc.	Wachovia London	4854026	Depository - US$	1	30/4/2008
07-11185	Fedders International, Inc.	Wachovia London	4854166	Depository Account	16	30/4/2008

07-11185	Fedders International, Inc.				$17

07-11187	Fedders Islandaire, Inc.	Bank of America Payroll Account	4426398981	Depository Ca$	—	18/1/2008
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement Account	—	18/1/2008
07-11187	Fedders Islandaire, Inc.	Wachovia (CC Receipts)	2000006939267	Depository Account	—	18/1/2008
07-11187	Fedders Islandaire, Inc.	Royal Bank of Canada	1348283	Checking Account	—	18/1/2008
07-11187	Fedders Islandaire, Inc.			Petty Cash	2	18/1/2008

07-11187	Fedders Islandaire, Inc. [3]				$2

07-11188	Fedders Outlet, Inc.	Wachovia (CC Receipts)	2000006939267	Credit Card	—	14/3/2008
07-11188	Fedders Outlet, Inc.			Petty Cash	—	14/3/2008

07-11188	Fedders Outlet, Inc.				$—

07-11192	Trion, Inc.			Petty Cash	$35	30/4/2008

					$8,353

[1]	Business was sold on 1/18/08

[2]	Business was sold on 2/15/08

[3]	Business was sold on 1/18/08

Fedders North America, Inc. et al.
IX. Debtor Qurestionnaire for the Period Ending 03/31/2008

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
     With the approval of the Bankruptcy Court the Company sold assets of the residential business unit

     X. ATTESTATIONS REGARDING MONTHLY OPERATING REPORT
     I submit this attestation in connection with the attached Monthly Operating Report:
     1. To the best of my knowledge, for March, 2008, Fedders North America, Inc. has completed the reconciliation of all bank accounts for which bank statements have been received as of the date of this report. As part of such reconciliation, the ending balance reflected on each bank statement was reconciled to the Debtor’s accounting records.
     2. To the best of my knowledge, Fedders North America, Inc., et al., has made all requisite post-petition tax payments on a timely basis, except where noted in this report.

Name:	Robert Laurent
Title:	Chief Financial Officer